UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


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       Date of report (Date of earliest event reported): December 17, 2007

                           ADVANCED BIOPHOTONICS INC.
               (Exact Name of Registrant as Specified in Charter)




           Delaware                    0-27943                 11-3386214
(State or other jurisdiction    (Commission File Number)      (IRS Employer
       of incorporation)                                    Identification No.)



                125 Wilbur Place, Suite 120                 11716
                     Bohemia, New York                   (Zip Code)
         (Address of principal executive offices)

       Registrant's telephone number, including area code: (631) 244-8244

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 DFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01   Other Events

      On December 17, 2007, the Company issued a press release. A copy of this press release has been filed with this Current Report on Form 8-K as Exhibit
99.1 and is incorporated herein by reference.


Item 9.01   Financial Statements and Exhibits

            Exhibit Number        Description
            --------------        -------------------------------------
                99.1              Press Release Dated December 17, 2007



                                   SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    ADVANCED BIOPHOTONICS INC.


Date:   December 17, 2007           By:   /s/ Denis A. O'Connor
                                          --------------------------------------
                                          Denis A. O'Connor
                                          President and Chief Executive Officer